Securities Act File No. 333-108229
Investment Company Act File No. 811-21419

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Post-Effective Amendment No. 6	/X/

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 9	/X/

(Check appropriate box or boxes)

SPARX FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

212-452-5000

(Registrant's Telephone Number, including Area Code)

360 Madison Avenue, New York, New York 10017

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Kevin T. Medina, Esq.
SPARX Investment & Research, USA, Inc.
360 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:

Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on August 13, 2007 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (DATE) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (DATE) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
X	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

SPARX ASIA FUNDS

SPARX Japan Fund SPARX Japan Smaller Companies Fund SPARX Asia Pacific Opportunities Fund SPARX Asia Pacific Equity Income Fund

August 13, 2007

SPARX [LOGO]

_______________________________________

As with all mutual funds, the Securities and Exchange   Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
_______________________________________

CONTENTS

Investment Objective and Policies and Main Risks

Investment Objective and Policies

Main Risks

Performance and Expenses

SPARX Japan Fund

SPARX Japan Smaller Companies Fund

SPARX Asia Pacific Opportunities Fund

SPARX Asia Pacific Equity Income Fund

Management

Investment Adviser and Sub-Investment Advisers

Portfolio Managers

Buying and Selling Shares and Other Shareholder Information

Before You Invest

Buying Shares

Selling Shares

Dividends, Distributions and Taxes

Changes to Your Account

Special Features and Services

Other Shareholder Information

Financial Highlights

For More Information

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in a fund, but you also have the potential to make money.

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Website information, including any information captured through our use of "cookies"; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

We may share the information we collect (described above) with our affiliates or other companies outside of our organization that perform marketing services on our behalf or to other financial institutions with whom we have marketing agreements for joint products or services. These companies are not permitted to use your information for any purposes beyond the intended use (or as permitted by law). We may also disclose this information to process your fund share transactions or service your account and as otherwise required by law or directed by a regulatory agency. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

We restrict access to nonpublic personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

INVESTMENT OBJECTIVE AND POLICIES AND MAIN RISKS

SPARX Japan Fund

SPARX Japan Smaller Companies Fund

SPARX Asia Pacific Opportunities Fund

SPARX Asia Pacific Equity Income Fund

Investment Objective and Policies

Investment objective

Each fund seeks long-term capital appreciation. [For Equity Income Fund, current income is a secondary consideration.]

Principal investment policies

Japan Funds

Japan Fund normally invests at least 80% of its net assets in equity securities of Japanese companies. The fund's equity investments may include common stocks (including stocks purchased in initial public offerings (IPOs)), preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The fund invests in companies regardless of market capitalization.

Japan Smaller Companies Fund normally invests at least 80% of its net assets in [equity] securities of smaller capitalization Japanese companies—those companies with market capitalizations, at the time of initial purchase by the fund, within the range of companies in the TOPIX Mid 400 Index ($__ to $__ as of June 30, 2007) or the TOPIX Small Index ($__ to $__ as of June 30, 2007). The fund may invest up to 20% of its net assets in companies with larger market capitalizations. The fund's investments may include common stocks (including stocks purchased in IPOs), preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks, such as convertible bonds. The fund's investments also may include investments in Japan real estate investment trusts or funds (so-called "J-REITs") and Japan pooled investment vehicles.

These funds will consider a Japanese company to be a company organized under the laws of Japan, for which the principal securities trading market is Japan, or that has a majority of its assets or business in Japan.

Although these funds will each be considered a "diversified" mutual fund, the fund may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

Asia Pacific Funds

Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund each normally invests at least 80% of its net assets in equity securities of companies "located" in the Asia Pacific region, excluding Japan. The fund's equity investments may include common stocks, preferred stocks, warrants and other rights, securities convertible into or exchangeable for common stocks and interests in Asia Pacific pooled investment vehicles.

These funds will consider a company to be located in the Asia Pacific region if it is organized under the laws of a country located in the region, for which the principal securities trading market is in the region, or that has a majority of its assets or business in the region. Countries in which the funds may invest include Australia, Bangladesh, China, Hong Kong, India, Indonesia, Macau, Malaysia, New Zealand, Pakistan, The Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam. Countries in which the funds invest will vary over time. The funds invest in companies regardless of market capitalization.

Philosophy and Process

The investment philosophy of the funds' investment adviser, SPARX Investment & Research, USA, Inc. (SPARX USA), and sub-investment advisers (together with SPARX USA, SPARX) emphasizes stock selection based on a direct-research approach and generally [does not focus on economic and other macro trends]. SPARX views investment as the participation in the narrowing of the value gap between a company's intrinsic value and its market price. SPARX seeks to determine intrinsic value through a consistent approach, which includes evaluating various factors such as market growth potential, management quality, earnings quality and balance sheet strength.

SPARX focuses on individual stock selection through intensive company research. Such research includes analysis and company visits. Using its regional investing experience and its knowledge of corporate cultures, SPARX seeks to identify undervalued companies. SPARX then seeks to identify any catalyst that may narrow the value gap that exists between the company's intrinsic value and its market price. SPARX believes that this consistent approach, which it has applied since its founding, may minimize downside risks and may maximize long-term investment results.

SPARX typically sells an investment when the reasons for buying it no longer apply, such as when SPARX determines that a company's prospects have changed or believes that a company's stock is fully valued by the market, or when the company begins to show deteriorating fundamentals. SPARX also may sell an investment if it becomes an overweighted portfolio position in a fund, as determined by SPARX.

Main Risks

The funds' principal risks are discussed below. The value of your investment in a fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Country or region investment risk. Each fund's performance will be influenced by political, social and economic factors affecting investments in the country or countries in which it invests. Special risks associated with investing outside the U.S., such as investment in Japanese or Asia Pacific companies, include exposure to currency fluctuations, less liquidity, lack of comprehensive company information, potential imposition of governmental laws and restrictions, and differing accounting, auditing, reporting and legal standards. While investments in all foreign countries are subject to these types of risks, a fund's concentration in Japanese or Asia Pacific securities (as the case may be) could cause the fund's performance to be more volatile than that of more geographically diversified funds.

•	Smaller company risk. Mid- and small-size companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently and in lower volumes than those of larger, more established companies, which can adversely affect the pricing and liquidity of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

Japan Smaller Companies Fund will be particularly subject to the risks of investing in smaller companies. Investment in securities of mid- and small-capitalization companies traded on over-the-counter markets such as JASDAQ and the Tokyo Stock Exchange's Mothers involves considerations that are not applicable when investing in established, large capitalization companies, including reduced and less reliable information about companies and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees, and increased market risk in general.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Some of the funds' investments will rise and fall based on investor perception rather than economic factors.

•	Issuer-specific risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services. Since each fund may have a relatively small number of holdings, each holding will have a greater impact on the fund's return, and the fund's share price could fluctuate more, than if the fund had more holdings.

•	Non-diversification risk. Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund each is classified as "non-diversified," which means that the fund may have investments in fewer issuers than a diversified mutual fund of comparable size. A non-diversified fund can be more volatile than a diversified fund because its net asset value may be more affected by a change in the value of an individual portfolio holding than would be the case for a diversified fund.

•	Market sector risk. If a fund's portfolio is overweight or underweight in certain industries or market sectors, the fund's performance may be more or less sensitive to developments affecting those industries or sectors.

•	IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When fund is relatively small in size, IPO appreciations may have a disproportionate positive effect on the fund's performance. As the fund's asset base increases, IPOs often have a diminished effect on such fund's performance. IPO securities will typically be sold when SPARX believes their market price has reached full value and may be sold shortly after purchase. There is no assurance that IPOs that are consistent with SPARX' intrinsic value philosophy and process employed for the funds will be available for investment or that the funds will have access to any such IPOs that do occur. Due to the limited nature of the IPO market in the Asia Pacific region and the anticipated size of Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund, SPARX does not expect that any IPO shares will be available for these funds.

•	Pooled investment vehicles risk. Investing in other pooled investment vehicles, including so-called "exchanged-traded funds," which generally seek to replicate the return of a securities market index, is subject to the additional fees and expenses of the investment vehicles. In addition, the value of the investment is dependent on the management skills of the investment vehicle's manager (rather than SPARX) and the market movements reflected in any securities market index the returns of which the investment vehicle seeks to replicate.

•	Currency and hedging risk. The funds invest in securities denominated in currencies other than the U.S. dollar. These invests are subject to the risk that the non-U.S. currencies will decline relative to the U.S. dollar or, for hedged positions, that the U.S. dollar will decline relative to the non-U.S. currencies. Each fund may, but is not obligated to, engage in currency hedging transactions. Generally, currency hedging transactions involves buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. To the extent a fund does not hedge its currency exposure, the value of the fund's investments will be subject to the currency exchange fluctuations between the non-U.S. currencies in which its investments are denominated and the U.S. dollar.

•	Derivatives risk. Each fund may invest in derivative instruments for hedging purposes, including forward, option and futures contracts (such as those relating to currencies, stocks, indexes and interest rates). A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the fund's other investments.

[Side Bar] Other potential risks

Under adverse market conditions, each fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although a fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The funds' portfolios generally are not managed for tax-efficiency, and SPARX typically sells portfolio investments based on investment considerations rather than tax strategy. In addition, although each fund seeks long term capital appreciation, SPARX may engage in short-term trading in its discretion, which could result in higher portfolio turnover and produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

FUND PERFORMANCE AND EXPENSES

SPARX Japan Fund

Past Performance

The following bar chart and table illustrate the risks of investing in the fund. The bar chart shows the fund's performance for each full calendar year of operations. The bar chart shows how the performance of the fund's Institutional shares has varied from year to year. The table compares the performance of the fund's Institutional shares (before and after taxes) and Investor shares over time to that of the TOPIX. TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Investor shares are subject to fees pursuant to a Shareholder Servicing and Distribution Plan, which will cause the performance of such class to be lower than that of Institutional shares (which are not subject to such fees). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the fund will perform in the future.

After-tax performance is shown only for Institutional shares. After-tax performance of Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)
Institutional shares

36.40% '04	50.41% '05	(12.83)% '06

Best Quarter:	Q1'04	25.12%
Worst Quarter:	Q2'06	(11.57)%

Average annual total returns as of 12/31/06

Share Class	1 Year	Since Inception (10/31/03)
Institutional shares	(12.83)%	21.90%
returns before taxes
Institutional shares
returns after taxes on distributions	(12.78)%	20.78%
Institutional shares
returns after taxes on distributions and sale of fund shares	(8.29)%	18.47%
Investor shares
returns before taxes	(13.10)%	21.68%
TOPIX*
reflects no deduction for fees, expenses or taxes	2.86%	17.32%

*	The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Returns for the TOPIX are calculated in Japanese yen and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the fund. You cannot invest directly in the Index.

Expenses

As an investor, you pay certain fees and expenses in connection with your investment in the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).

Fee table

	Investor shares	Institutional shares
Shareholder transaction fees
% of transaction amount
Maximum redemption fee*	2.00%	2.00%
charged only when selling shares you
have owned for 60 days or less
Annual fund operating expenses
as a % of average daily net assets
Management fee	1.00%	1.00%
Shareholder servicing and distribution (12b-1) fee	0.25%	None
Other expenses	0.97%	0.66%

Total	2.22%	1.66%
Fee waiver and/or expense reimbursement	0.72%	0.41%
Net operating expenses**	1.50%	1.25%

*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.

**	SPARX USA has contractually agreed, until February 29, 2008, to waive receipt of its fees and/or assume expenses of the fund so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed the amounts shown above.

Expense example

	1 Year	3 Years	5 Years	10 Years
Investor shares	$153	$625	$1,124	$2,498
Institutional shares	$127	$483	$ 864	$1,931

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX USA's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar] Concepts to understand

Management fee: the fee paid to SPARX USA for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder servicing and distribution (12b-1) fee: the fee for services provided to holders of Investor shares and for activities generally intended to result in the sale of Investor shares. These activities include account service and maintenance for holders of Investor shares and advertising, sales and marketing activities and materials. Because these fees are paid out of the fund's assets attributable to Investor shares, over time these fees will increase the cost of an investment in Investor shares and could cost more than paying other types of sales charges.

Other expenses: fees paid by the fund for miscellaneous items such as administration, transfer agency, custody, professional and registration fees.

SPARX Japan Smaller Companies Fund

SPARX Asia Pacific Opportunities Fund

SPARX Asia Pacific Equity Income Fund

Past Performance

Because these funds had not commenced investment operations prior to the date of this prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.

Expenses

As an investor, you pay certain fees and expenses in connection with your investment in a fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The funds have no sales charge (load).

[Side Bar] Concepts to understand

Management fee: the fee paid to SPARX USA for managing each fund's portfolio and assisting in all aspects of the fund's operations.

Other expenses: fees paid by each fund for miscellaneous items such as administration, transfer agency, custody, professional and registration fees.

Japan Smaller Companies Fund

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee*	2.00%
charged only when selling shares you
have owned for 60 days or less
Annual fund operating expenses
as a % of average daily net assets
Management fee	1.25%
Other expenses**	%

Total	%
Fee waiver and/or expense reimbursement	%
Net operating expenses***	1.65%

*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.
**	"Other Expenses" are based on estimated amounts for the current fiscal year.
***	SPARX USA has contractually agreed, until October 31, 2008, to waive receipt of its fees and/or assume expenses of the fund so that the fund's total expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.65% of average daily net assets.

Expense example

1 Year	3 Years
$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX USA's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Asia Pacific Opportunities Fund

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee*	2.00%
charged only when selling shares you
have owned for 60 days or less
Annual fund operating expenses
as a % of average daily net assets
Management fee	1.25%
Other expenses**	%

Total	%
Fee waiver and/or expense reimbursement	%
Net operating expenses***	1.65%

*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.
**	"Other Expenses" are based on estimated amounts for the current fiscal year.
***	SPARX USA has contractually agreed, until October 31, 2008, to waive receipt of its fees and/or assume expenses of the fund so that fund's total expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.65% of the fund's average daily net assets.

Expense example

1 Year	3 Years
$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX USA's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Asia Pacific Equity Income Fund

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee*	2.00%
charged only when selling shares you
have owned for 60 days or less
Annual fund operating expenses
as a % of average daily net assets
Management fee	1.25%
Other expenses**	%

Total	%
Fee waiver and/or expense reimbursement	%
Net operating expenses***	1.65%

*	The redemption fee will be retained by the fund and used to offset the transaction costs that short term-trading imposes on the fund and its remaining shareholders.
**	"Other Expenses" are based on estimated amounts for the current fiscal year.
***	SPARX USA has contractually agreed, until October 31, 2008, to waive receipt of its fees and/or assume expenses of the fund so that the fund's total expenses (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.65% of the fund's average daily net assets.

Expense example

1 Year	3 Years
$	$

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses, including operating expenses (except that only the first year of the periods shown reflects SPARX USA's contractual agreement). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

MANAGEMENT

Investment Adviser and Sub-Investment Advisers

Each fund's investment adviser is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, 24th Floor, New York, New York 10017.

The sub-investment adviser for SPARX Japan Fund and SPARX Japan Smaller Companies Fund is SPARX Asset Management Co., Ltd. (SPARX Japan), Gate City Ohsaki, East Tower 16F, 1-11-2 Ohsaki, Shinagawa-ku, Tokyo 141-0032, Japan.

The sub-investment adviser for Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund is PMA Investment Advisors, Limited (PMA), 6th Floor, ICBC Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong.

SPARX USA, SPARX Japan and PMA are all wholly-owned subsidiaries of SPARX Group Co., Ltd., a publicly-listed company traded on JASDAQ which is controlled by majority shareholder and Chairman Mr. Shuhei Abe. SPARX USA, SPARX Japan and PMA are all registered with the Securities and Exchange Commission (SEC) as investment advisers. In addition, SPARX Japan also is licensed in Japan as a discretionary investment adviser and investment trust management company, and PMA is registered with the Hong Kong Securities and Futures Commission. As of June 30, 2007, SPARX USA, SPARX Japan and PMA had approximately $____, $____ and $____, respectively, under management.

Japan Fund pays SPARX USA an investment advisory fee at the annual rate of 1.00% of the fund's average daily net assets, and each other fund pays SPARX USA an investment advisory fee at the annual rate of 1.25% of the fund's average daily net assets. SPARX USA, not the funds, pays sub-advisory fees to SPARX Japan and PMA out of SPARX USA's investment advisory fees from the funds. A discussion regarding the basis for the approval of the investment advisory and sub-investment advisory agreements for SPARX Japan Fund is available in the fund's annual report to shareholders for the fiscal year ended October 31, 2006. A discussion regarding the basis for the approval of the investment advisory and sub-investment advisory agreements for the other funds will be included in the funds' first annual report to shareholders for the fiscal period ended October 31, 2007.

Portfolio Managers

SPARX Japan Fund's co-portfolio managers are Shuhei Abe and Masakazu Takeda.

Mr. Abe began SPARX Group in 1989 with the establishment of SPARX Japan. He founded SPARX USA in 1994 and has been a portfolio manager of the fund since its inception. Mr. Abe is Chief Investment Officer of SPARX Japan. In this capacity he is responsible for setting SPARX Japan's policy on general market trends, the investment research and selection process, and the overall investment direction of SPARX Japan. Mr. Abe began his career as an analyst for Nomura Research Institute (Japan) where he worked until 1982. From 1982 to 1985, he worked in Japanese equity sales for Nomura Securities International (New York). In 1985, he formed Abe Capital Research where he managed Japanese equity investments for U.S. and European investors. Mr. Abe holds an MBA from Babson College and a BA in economics from Sophia University.

Mr. Takeda has been the fund's co-portfolio manager since November 2006 and is responsible for day-to-day investment decisions. Mr. Takeda is an analyst and fund manager of SPARX Japan, which he joined in 1999. Prior to joining SPARX Japan, Mr. Takeda was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities). Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the fund is contained in the fund's statement of additional information.

SPARX Smaller Companies Fund's portfolio manager is Koji Suzuki.

Mr. Suzuki joined SPARX Japan as an analyst in 2003. Prior to that, he was a quantitative analyst at Goldman Sachs as well as a member of the institutional research sales team. Mr. Suzuki has a BA from West Virginia University and a MA in Economics from the University of California, Santa Barbara.

Both Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund are team managed by a lead portfolio manager and co-portfolio managers. A lead portfolio manager is responsible for the day-to-day investment management decisions for the funds. Co-portfolio managers support the lead portfolio manager by providing investment intelligence on the Asia Pacific countries in which the funds may invest.

Lead portfolio manager

Tom Naughton is the lead portfolio manager for the funds. He has been a portfolio manager since 1995, focusing exclusively on Asia ex-Japan. He joined PMA in 2002. He previously worked for USS Ltd., the third largest private UK pension fund. Mr. Naughton graduated from University College London with a BSc (Hons) in Mathematics & Economics and is an Associate Member of the UK Society of Investment Professionals.

Co-portfolio managers

David Fung joined PMA in 2006 from Citigroup where he was a director in the Asia Pacific Diversified Industrials Investment Banking Group. He was a lead coverage officer of Citigroup's HK/China franchise with special focus on the conglomerates, mining, power and energy sectors, and was in charge of some of Asia largest capital markets and M&A transactions. Before investment banking, he was Citigroup's head of regional utilities research and was rated #2 by Reuters-Institutional Investors Corporate Poll in 2002 and #1 by The Asset Survey in 2001. Mr. Fung holds a Bachelor of Commerce Degree from University of Toronto, Canada.

Tytus Michalski joined PMA in 2004 from HSBC Asset Management to focus on TMT in Asia and to support the Long/Short Equity Strategies. He was with HSBC for four years as an investment manager where he was part of the Asia ex-Japan investment team with primary focus on Taiwan and regional technology sector, including both stock coverage and portfolio construction for the absolute return accounts. Mr. Michalski holds a BA in Finance from the University of British Columbia and is a CFA.

Tom Pidgeon joined PMA in 2006 from Capital Partners in Sydney, Australia where he was a senior equity analyst providing independent research on banks, infrastructure and resources to mutual and pension funds in Australia, North America, Europe and Asia. Prior to Capital Partners Mr. Pidgeon worked as a management consultant at A.T. Kearney in Australia and Merak Projects in London from [YEAR] to [YEAR]. He has a First Class Honours in Civil Engineering, a Bachelor of Science (Applied Mathematics) from the University of Western Australia and an MBA from the Australian Graduate School of Management.

Paul Parsons joined PMA in 2006 from Capital Partners in Sydney, Australia where he was a senior equity analyst providing independent research on the banking and financial services sectors to mutual and pension funds in Australia, North America, Europe and Asia. Prior to Capital Partners he was a senior analyst at Westpac Banking Corp. from [YEAR] to [YEAR] where he was involved in Identification, analysis and recommendations on merger, acquisition and divestment opportunities for the Westpac Group. Mr. Parsons is a Chartered Accountant having trained at Deloitte Touche Tohmatsu and has a Bachelor of Commerce in Finance & Accounting from the University of Newcastle, Australia.

Min Soo Kim joined PMA in 2006 from ABN AMRO where he was a Director of Private Banking focusing on Korean institutional, corporate and high net worth clients. Prior to ABN AMRO, he was an Executive Director at Goldman Sachs (New York and Hong Kong) in the Investment Management Division with responsibility for building their presence in Korea from [YEAR] to [YEAR]. Mr. Kim graduated from Brown University with BA Degrees in Philosophy and Economics. He received his Chartered Financial Analyst designation in 1999.

Tom Allen joined PMA in 2002 from JP Morgan Securities in Hong Kong to support the Long/Short Equity Strategies. At JP Morgan, Mr. Allen focused on selling equity derivatives and other hedge fund products to European and Asian hedge fund clients. Prior to JP Morgan, he worked as a research analyst and dealer in London for an Asian focused hedge fund from [YEAR] to [YEAR]. Mr. Allen graduated with a Bachelor of Science in Business Management from Wake Forest University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the fund they manage is contained in the funds' statement of additional information.

Code of ethics. The funds, SPARX USA, SPARX Japan and PMA have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the funds. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the funds.

BUYING AND SELLING SHARES AND OTHER SHAREHOLDER INFORMATION

BEFORE YOU INVEST

Prospectus

This Prospectus contains important information about the funds. Please read it carefully before you decide to invest.

Account registration

Once you have decided to invest in a fund, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs. Available forms of registration include:

•	Individual. If you have reached the legal age of majority in your state of residence, you may open an individual account.

•	Joint. Two or more individuals may open an account together as joint tenants with right of survivorship, tenants in common or as community property.

•	Custodial. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

•	Business/trust. Corporations, trusts, charitable organizations and other businesses and entities may open accounts.

•	IRAs and other tax deferred accounts. The funds offer a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options," for more information about these types of accounts.

Account minimums

You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The investment minimums for SPARX Japan Fund Institutional shares may be waived or lowered for certain financial intermediary programs and for investment through financial intermediaries that have entered into special arrangements, including certain retirement plan programs.

SPARX Japan Fund

TYPE OF ACCOUNT	INITIAL MINIMUM PURCHASE		ADDITIONAL MINIMUM PURCHASE
	Investor shares	Institutional shares	Investor shares	Institutional shares
Regular (individual, joint, business/trust)	$1,000	$1,000,000	$250	$10,000
IRA (including spousal, Roth and SEP)	$1,000	$1,000,000	$250	$10,000
Gifts to Minors	$1,000	$1,000,000	$250	$10,000
Automatic Investment Plan (Investor shares only)	$1,000	N/A	$250	N/A

For SPARX Japan Smaller Companies Fund, SPARX Asia Pacific Opportunities Fund and SPARX Asia Pacific Equity Income Fund, the initial purchase minimum for all types of accounts shown above is $3,000, and the additional purchase minimum is $[250].

Determining your share price

The price at which you purchase and sell a fund's shares is called the fund's net asset value (NAV) per share. Each fund calculates the NAV of each share class by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of outstanding shares of that class. Each fund calculates NAV once daily as of the close of regular session trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time — this NAV calculation is referred to simply as "4 p.m. ET" elsewhere in this prospectus) on days the NYSE is open for business. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order and accepted by the fund's transfer agent, or a broker-dealer or other financial intermediary (described below) with the authority to accept orders on the fund's behalf. This means that your purchase or redemption order must be received by 4 p.m. ET to receive the NAV for that day.

The value of each fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations. Trading in securities on Japan and Asian Pacific exchanges and over-the-counter markets ordinarily is completed well before each fund's NAV is calculated. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the funds' NAVs), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the funds' Board of Trustees. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the funds' NAVs will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other investment companies to calculate their net asset values. Because the funds invest in Japan or other Asian securities, the value of the funds' portfolio securities may change on days when you will not be able to purchase or redeem your shares.

BUYING SHARES

You can buy shares directly from the funds, through their transfer agent, UMB Fund Services, Inc., or through a financial intermediary that the funds have authorized. To open an account or buy additional shares from a fund, just follow these steps:

TO OPEN AN ACCOUNT BY MAIL:

•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Make your check payable to the fund. The funds do not accept cash, money orders, third party checks, travelers checks, starter checks, checks drawn on non-U.S. banks outside the U.S., checks not drawn in U.S. currency or other checks deemed to be high risk.
•	For IRAs, please specify the year for which the contribution is made.

Mail your application and check to: SPARX Asia Funds P.O. Box 1213 Milwaukee, WI 53201-1213

By overnight courier, send to: SPARX Asia Funds 803 West Michigan Street, Suite A Milwaukee, WI 53233

BY TELEPHONE:
You may not make your initial purchase by telephone.

BY WIRE:

•	To purchase shares by wire, the transfer agent must have received a completed application and issued an account number to you. Call 1-800-632-1320 for instructions prior to wiring the funds.

Send your investment to UMB Bank, n.a., with these instructions:
UMB Bank, n.a.
ABA #101000695

For credit to [name of fund]
A/C #__________________

For further credit to:
investor account number; name(s) of investor(s); SSN or TIN; share class (for SPARX Japan Fund); [name of fund].

TO ADD TO AN EXISTING ACCOUNT BY MAIL:

•	Complete the investment slip that is included in your account statement, and write your account number on your check.
•	If you no longer have your investment slip, please reference your name, the share class (for SPARX Japan Fund), account number and address on your check.
•	Make your check payable to the fund.

Mail the slip and the check to: SPARX Asia Funds P.O. Box 1213 Milwaukee, WI 53201-1213

By overnight courier, send to: SPARX Asia Funds 803 West Michigan Street, Suite A Milwaukee, WI 53233

BY TELEPHONE:

•	You automatically have the privilege to purchase additional shares by telephone if you have established bank information on your account unless you have declined this service on your account application. You may call 1-800-632-1320 to purchase shares for an existing account.
•	Investments made by electronic funds transfer must be in amounts of at least $250 ($10,000 for Institutional shares investors) and not greater than $50,000 (and subject to investment minimums).

BY WIRE:

•	Send your investment to UMB Bank, n.a., by following the instructions listed in the column to the left.

If your purchase request is received by the funds' transfer agent or other authorized agent by 4 p.m. ET on a day when the funds are open for business, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that we have received your completed, signed application, your payment, and your tax identification number information. If your request is received after 4 p.m. ET it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the transfer agent receives your completed application, the wired funds and all required information is provided in the wire instructions.

Customer identification program

Federal regulations require the funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number at the time you open an account. Additional information may be required in certain circumstances. Applications without such information will be rejected. To the extent permitted by applicable law, the funds reserve the right to place limits on transactions in your account until your identity is verified. The funds may close your account or take other steps as deemed reasonable if the funds are unable to verify your identity.

Abusive trading practices

Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the funds and their shareholders, including shareholders not engaged in such activity. In addition, such activity may dilute the value of fund shares held by long-term investors. The funds' Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of fund shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in fund shares. The funds will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of Japan and Asia Pacific securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the time when market prices are determined and calculation of the funds' NAV, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See "Buying and Selling Shares—Before You Invest—Determining your share price" above. The funds', SPARX USA's, SPARX Japan's and PMA's codes of ethics in respect of personal trading contain limitations on trading in fund shares.

The funds reserve the right to refuse any purchase or exchange request that could adversely affect the funds, their operations or their shareholders, including those from any individual or group who, in the funds' view, is likely to engage in excessive trading, market timing or other abusive trading practices, and, where a particular account appears to be engaged in abusive trading practices, the funds may seek to restrict future purchases of fund shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Multiple accounts under common ownership or control may be considered one account for purposes of determining a pattern of excessive trading practices.

Each fund deducts a 2.00% redemption fee on sales of shares owned for 60 days or less (not charged on shares acquired through dividend reinvestment), except that the redemption fee may be waived for certain retirement plans, as approved by the fund. In addition, each fund reserves the right to limit the total number of purchases and matching account liquidations in any calendar year to two, and further purchase orders may be refused after two such liquidations. As described below, a fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the fund. The funds' policy on abusive trading practices does not apply to any automatic investment privilege.

These policies apply to all fund accounts except as noted above. However, while the funds and SPARX will take reasonable steps to prevent trading practices deemed to be harmful to the funds by monitoring fund share trading activity, they may not be able to prevent or identify such trading. The funds' ability to monitor, and impose restrictions on, trading conducted through certain financial intermediaries or omnibus accounts may be severely limited due to the lack of access by the funds or their service providers to information about such trading activity.

Additional purchase information

In addition to the purchase limitations above, the funds also may reject a purchase order for any other reason, including if you are investing for another person as attorney-in-fact or if any investment lists "Power of Attorney" or "POA" in the registration section.

If your check or ACH purchase does not clear for any reason, your purchase will be canceled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the fund or the transfer agent. The fund may redeem shares in your account as reimbursement for any such losses.

If you do not certify the accuracy of your Taxpayer Identification Number on your account application, the funds will be required to withhold federal income tax at the rate set forth in applicable Internal Revenue Service rules and regulations from all of your dividends, capital gain distributions and redemptions.

This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction. Your application may be rejected if it does not contain a U.S. address.

The funds do not issue certificates for shares.

Transactions through financial intermediaries and their designees

In addition to purchasing shares directly from a fund, you may invest through financial advisers, broker-dealers and other financial intermediaries authorized by the fund to accept purchase and redemption orders on the fund's behalf. Financial intermediaries may charge transaction and other fees, and may set different minimum investments or limitations on buying and selling shares, than those described in this Prospectus. In addition, these intermediaries may place limits on your ability to use services the funds offer.

Intermediaries may also be authorized to designate other intermediaries to receive purchase and redemption orders on the funds' behalf. In these cases, a fund will be deemed to have received an order when an authorized financial intermediary or its designee accepts the order, and your order will be priced at the relevant NAV next computed after it is received in good order by the financial intermediary or its designee. Authorized financial intermediaries and their designees are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be canceled, and the financial intermediary will be held responsible for any resulting fees or losses.

SELLING SHARES

You may sell your shares on any day the funds are open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The funds normally pay redemption proceeds within two business days, but may take up to seven days.

By mail

•	Send a letter of instruction that includes your account number, the fund name, the share class (for SPARX Japan Fund), the dollar value or number of shares you want to sell, and how and where to send the proceeds.
•	Sign the request exactly as the shares are registered. All registered owners must sign.
•	Include a Medallion signature guarantee, if necessary (see "Signature Guarantees" below).

Mail your request to:

REGULAR MAIL SPARX Asia Funds P.O. Box 1213 Milwaukee, WI 53201-1213	OVERNIGHT COURIER SPARX Asia Funds 803 West Michigan Street, Suite A Milwaukee, WI 53233

By telephone

You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

Call 1-800-632-1320, between 8:00 a.m. and 8:00 p.m., Eastern time. You may redeem as little as $500 and as much as $50,000 by telephone.

Redemption requests received in good order by 4 p.m. ET on any day that the funds are open for business will be processed at that day's NAV. This means that your redemption order must be received by 4 p.m. ET to receive the NAV for that day. "Good order" means that the request includes the fund name, the share class (for SPARX Japan Fund), and your account number, the amount of the transaction (in dollars or shares), the signatures of all owners exactly as registered on the account, and any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the funds may establish different requirements or privileges or require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-800-632-1320.

Redemption fee

If you are selling shares you have owned for 60 days or less, a fund may deduct a 2.00% redemption fee (not charged on shares acquired through dividend reinvestment).

Additional redemption provisions

Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds.

If you paid for your fund shares with a check, the fund will process your redemption on the day it receives your request; however, it will not pay your redemption proceeds until your check has cleared, which may take up to 15 days from the date of purchase. Please note that this provision is intended to protect the funds and their shareholders from loss. You can avoid this delay by purchasing shares by a federal funds wire. If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business. There is currently no fee for payment of redemption proceeds by federal funds wire when you redeem your shares directly from the funds.

The funds reserve the right to suspend the redemption of fund shares when the SEC orders that the securities markets are closed; trading is restricted for any reason; an emergency exists and disposal of securities owned by a fund is not reasonably practicable; or a fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or postpones the date of payment of a redemption.

If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any automatic purchase plan that you have initiated for the account will be canceled.

If the amount you redeem is large enough to affect a fund's operations, the fund may pay your redemption "in kind." This means that the fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

Redeeming shares through financial intermediaries

A financial intermediary may charge a fee to redeem your fund shares. If the financial intermediary is the shareholder of record, the funds may accept redemption requests only from the intermediary.

Telephone transactions

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The funds reserve the right to temporarily discontinue or limit the telephone purchase and redemption privileges at any time during such periods. If you are unable to reach the funds by telephone, please send your redemption request via overnight courier.

The funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The funds may implement other procedures from time to time. If these procedures are followed, the funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Signature guarantees

The funds will generally require the Medallion signature guarantee of each account owner to redeem shares in the following situations:

•	to change ownership on your account;

•	to send redemption proceeds to a different address than is currently on the account;

•	to have the proceeds paid to someone other than the account's owner;

•	to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

•	if a change of address request has been received by the transfer agent within the last 30 days; or

•	if your redemption is for $50,000 or more.

Please note that a signature guarantee may not be sent by facsimile.

The funds require Medallion signature guarantees to protect both you and the funds from possible fraudulent requests to redeem shares. You must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions that participate in the Medallion Program. You should call the company before seeking a signature guarantee to make sure it is a Medallion Program participant. A notary public is not an acceptable signature guarantor.

Small accounts

All fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the funds reserve the right to close an account when a redemption leaves your account balance below $1,000 ($100,000 for Institutional shares). We will notify you in writing before we close your account and you will have 60 days to add additional money to bring the balance up to the required level. This provision does not apply to retirement plan accounts or UGMA/UTMA accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions. The funds other than Asia Pacific Equity Income Fund normally pay dividends and capital gains distributions annually. Asia Pacific Equity Income Fund intends to make dividend distributions semi-annually and capital gains distributions annually. Estimates of annual dividend and distribution payments may be available prior to payment at http://www.sparxfunds.com or by calling 1-800-632-1320.

Fund dividends and capital gains distributions will be reinvested in the relevant fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the funds are subject to federal income tax and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). An exchange of a fund's shares for shares of another fund will be treated as a sale of the fund's shares, and any gain on the transaction may be subject to income taxes. For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from Japanese companies and certain companies in the Asia Pacific region, as well as U.S. corporations, and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

Your redemption of shares may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive upon redemption. If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account. Common changes include:

•	Name changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed.

•	Address changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the transfer agent with any changes at 1-800-632-1320.

•	Transfer of account ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, address and Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the transfer agent at 1-800-632-1320 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

Retirement account options

Each fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-800-632-1320. You should consult with your legal and/or tax adviser before you establish a retirement account.

The funds currently accepts investments into the following kinds of retirement accounts:

•	Traditional IRA (including spousal IRA)

•	"Rollover" IRA

•	Roth IRA

•	SEP-IRA

ACH transactions

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-632-1320.

Website

You can obtain the most current Prospectus and shareholder report for the funds, as well as net asset values, applications and other fund information, by visiting the funds' website at www.sparxfunds.com.

Automatic investment plan (Investor shares)

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $1,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on the 5th, 10th, 15th, 20th or 25th day of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be canceled and you will be responsible for any resulting losses to the fund. Your automatic investment plan will be terminated in the event two successive mailings to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write to reinstate your automatic investment plan. Any changes to your banking information upon reinstatement will require a Medallion signature guarantee. You can terminate your automatic investment plan at any time by calling the fund at least 10 days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-632-1320 for assistance.

Exchange privilege. The exchange privilege allows you to exchange shares of one fund that have been held for seven days or more for shares of another fund in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the transfer agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the transfer agent either an account application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The transfer agent's toll-free number for exchanges is 1-800-632-1320. In order to confirm that telephone instructions for exchanges are genuine, the funds have established reasonable procedures to be employed by the funds and the transfer agent, including the requirement that a form of personal identification be provided.

The funds reserve the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the funds will take no other action with respect to the shares until they receives further instructions from the investor. See "—How to Buying Shares—Abusive Trading Practices" for more information about restrictions on exchanges.

OTHER SHAREHOLDER INFORMATION

You will receive a confirmation each time you buy, sell or exchange fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

You will receive periodic statements listing all distributions, purchases, exchanges and redemptions of fund shares for the preceding period. Your year-end statement will include a listing of all transactions for the entire year.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of the Institutional shares and Investor shares of SPARX Japan Fund for the fiscal years indicated. "Total Return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by ______________, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Financial information for the other funds is not available as of the date of this Prospectus.

	Institutional Shares
	For the Year Ended 10/31/06	For the Year Ended 10/31/05	For the Year Ended 10/31/04
Selected Per Share Data
Net asset value, beginning of year	$17.44	$13.31	$10.00

Income From Investment Operations
Net investment loss	(0.06)(a)	(0.02)(a)	(0.04)
Net realized and unrealized gain on investments	0.61	4.87	3.25

Total from investment operations	0.55	4.85	3.21

Other
Distributions from investment income	(0.56)	--	--
Distributions from capital gains	(0.17)	(0.72)	--

Total distributions	(0.73)	(0.72)	--

Redemption fees	0.01	--(b)	0.10

Net Asset Value, End of Year	$17.27	$17.44	$13.31

Total Return	2.90%	38.41%	33.10%
Supplemental Data and Ratios
Net assets, end of period (in thousands)	$105,147	$53,166	$8,139
Ratio to average net assets:
Expenses, net of waivers and reimbursements	1.25%	1.25%	1.25%
Expenses, before waivers and reimbursements	1.66%	3.63%	9.07%
Net investment loss, net of waivers and reimbursements	(0.30)%	(0.15)%	(0.34)%
Net investment loss, before waivers and reimbursements	(0.71)%	(2.53)%	(8.16)%
Portfolio turnover rate	89%	73%	125%

(a)     Calculated based on average shares outstanding.
(b)     Amount is less than $0.01.
	Investor Shares
	For the Year Ended 10/31/06	For the Year Ended 10/31/05	For the Year Ended 10/31/04
Selected Per Share Data
Net asset value, beginning of year	$17.41	$13.28	$10.00

Income From Investment Operations
Net investment loss	(0.10)(a)	(0.06)(a)	(0.08)
Net realized and unrealized gain on investments	0.60	4.90	3.26

Total from investment operations	0.50	4.84	3.18

Other
Distributions from investment income	(0.55)	--	--
Distributions from capital gains	(0.17)	(0.71)	--

Total distributions	(0.72)	(0.71)	--

Redemption fees	0.01	--(b)	0.10

Net Asset Value, End of Year	$17.20	$17.41	$13.28

Total Return	2.64%	38.36%	32.80%
Supplemental Data and Ratios
Net assets, end of period (in thousands)	$26,230	$23,488	$2,609
Ratio to average net assets:
Expenses, net of waivers and reimbursements	1.50%	1.50%	1.50%
Expenses, before waivers and reimbursements	2.22%	4.24%	10.78%
Net investment loss, net of waivers and reimbursements	(0.55)%	(0.40)%	(0.59)%
Net investment loss, before waivers and reimbursements	(1.27)%	(3.14)%	(9.87)%
Portfolio turnover rate	89%	73%	125%

(a)     Calculated based on average shares outstanding.
(b)     Amount is less than $0.01.

FOR MORE INFORMATION

SPARX ASIA FUNDS
SEC file number: 811-21419

The funds will publicly disclose their ten largest holdings and sector weights as reported on a month-end basis and quarterly portfolio commentary discussing certain fund holdings during that quarter, on their website at the following Internet address: www.sparxfunds.com, under "Fact Sheets," "Top Holdings & Sector Allocation" and "Manager Commentary," approximately 10 days after such month end or quarter end, as applicable. In addition, the funds will publicly disclose their full portfolio holdings on a month-end basis approximately 90 days after such month end at www.sparxfunds.com under "Top Holdings & Sector Allocation." The information will remain accessible at least until the funds file a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. For month-ends at fiscal quarter-ends, portfolio holdings are disclosed within 60 days of month-end (for the first and third fiscal quarters) in the funds' filings on Form N-Q and within 70 days of month-end (for the second and fourth fiscal quarters) in the funds' filings on Form N-CSR. A complete description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' statement of additional information.

More information on the funds is available free upon request, including the following:

Statement of Additional Information (SAI) — Provides more details about the funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this Prospectus).

Semi-annual and annual reports — The funds send semi-annual and annual reports to shareholders. These reports provide financial information on your investments and give you a "snapshot" of the funds' portfolio holdings at the end of their semi-annual and fiscal year periods. Additionally, the annual report discusses factors, including market conditions and the funds' investment strategies and techniques, which materially affected the funds' performance during its last fiscal year.

TO OBTAIN INFORMATION:

By telephone Call 1-800-632-1320

By mail Write to:
SPARX Asia Funds
PO Box 1213
Milwaukee, Wisconsin 53201-1213

On the Internet Text-only versions of certain fund documents, including the funds' SAI and annual and semi-annual reports, can be viewed online or downloaded free of charge from:

      http://www.sec.gov

      or

      http://www.sparxfunds.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-5850) or, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, D.C. 20549.

© 2007 SPARX Asia Funds

Subject to Completion, dated July 25, 2007

SPARX ASIA FUNDS

SPARX Japan Fund
SPARX Japan Smaller Companies Fund
SPARX Asia Pacific Opportunities Fund
SPARX Asia Pacific Equity Income Fund

P.O. Box 1213
Milwaukee, Wisconsin 53201-1213
1-800-632-1320

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 13, 2007

SPARX Asia Funds (the "Trust"), a no-load, open-end management investment company, currently has four investment portfolios (series): SPARX Japan Fund ("Japan Fund"), SPARX Japan Smaller Companies Fund ("Smaller Companies Fund"), SPARX Asia Pacific Opportunities Fund ("Asia Pacific Opportunities Fund") and SPARX Asia Pacific Equity Income Fund ("Asia Pacific Equity Income Fund, and each, a "Fund"). This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Funds, dated July 31, 2007, as it may be revised from time to time.

Japan Fund currently offers two classes of shares-Investor shares and Institutional shares. Investor shares and Institutional shares are identical, except as to minimum investment requirements and the services offered to, and expenses borne by, each class. Each other Fund currently offers one class of shares.

To obtain a copy of the Funds' Prospectus, please write or call the address or telephone number above. The Trust's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

Page

Additional Information About Investment Strategies, Policies and Risks	1

Investment Restrictions	11

Management	13

Summary of Proxy Voting Policy and Procedures	22

Determination of Net Asset Value	22

Portfolio Transactions	23

How to Buy and How to Sell Shares	24

Shareholder Servicing and Distribution Plan (Japan Fund's Investor shares only)	25

Dividends and Distributions	26

Taxation	26

Information About the Trust and the Funds	29

Counsel and Independent Registered Public Accounting Firm	30

Additional Information	31

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES, POLICIES AND RISKS

Some of the different types of securities in which each Fund may invest, subject to its investment objective, policies and restrictions, and risks associated with investing in the Funds, are described in the Prospectus under "The Funds." Additional information concerning certain of the Funds' investment strategies, policies and risks is set forth below.

Japanese securities; Asia Pacific securities

Securities markets in Japan and other Asian countries may operate differently than those in the United States and present different risks. Securities trading volume and liquidity may be less than in United States markets and, at times, market price volatility may be greater.

Because evidences of ownership of the Funds' investments will generally be held outside the United States, the Funds will be subject to additional risks which include possible adverse political, social and economic developments, adoption of governmental laws or restrictions which might adversely affect securities holdings of investors located outside Japan and other Asian countries, whether related to currency or otherwise. Moreover, the Funds' portfolio securities may trade on days when the Funds do not calculate net asset value ("NAV") and thus affect the Funds' NAVs on days when investors have no access to the Funds.

Equity securities

Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

The prices of securities of mid and small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and their issuers typically are more subject to changes in earnings and prospects or may have no earnings or have experienced losses. The Funds generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid. Venture stage companies present the risks of investment in small companies plus certain additional risks. Venture stage companies represent highly speculative investments, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies are not subject to public reporting requirements and do not file periodic reports, there is less publicly available information about them than there is for other small companies, if there is any at all. Each Fund therefore must rely solely on its sub-investment adviser and SPARX Investment & Research, USA, Inc., the Funds' investment adviser ("SPARX USA," and together with the sub-investment advisers, "SPARX"), to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan. The ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's initial public offering or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of investment, if ever.

Common and preferred stocks. Stocks represent share ownership in a company. Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. These investments would be made primarily for their capital appreciation potential. A Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Initial public offerings. An initial public offering ("IPO") is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the company's future growth. Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. However, some IPO investments may experience significant gains, and it is possible that if a Fund's strategy included investing more of its assets in IPOs, the Fund's performance (particularly performance over short periods when IPOs are available for investment) would be greater. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on the fund's performance. There is no assurance that IPOs that are consistent with SPARX' intrinsic value philosophy and process employed for the Funds will be available for investment or that the Funds will have access to any such IPOs that do occur.

IPO securities will typically be sold when SPARX believes their market price has reached full value and may be sold shortly after purchase.

Warrants. A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

Convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Japanese companies issue convertible securities denominated in euros.

Depositary receipts. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Real Estate Investment Trusts. Japan Fund and Japan Smaller Companies Fund may invest in Japan real estate investment trusts ("J-REITs"). A J-REIT is an investment vehicle with real estate in Japan as its underlying assets. Income is generate by rents and sale proceeds and distributed to investors in the form of dividends. The J-REIT investment vehicle was modeled on U.S. REITs. Like the U.S. REIT, distributions paid to investors are, under qualifying conditions, deductible from the J-REITs taxable income, thereby providing a tax-efficient flow-through investment vehicle for investors.

Typically J-REITs are a special purpose corporation established for the purpose of investing in and managing real estate assets where the corporation uses investors' money and third party funding to buy real estate, in return for which investors receive investment certificates carrying ownership rights, including dividend entitlement. These certificates can be bought and sold on the Japanese stock exchange where they are listed. Although the corporation is technically responsible for owning and managing the real estate properties, in reality this function is sub-contracted to a third party manager.

The values of securities issued by J-REITs are affected by the Japan real estate market, real estate yields and interest rates and tax and regulatory requirements and by perceptions of management skill. Some J-REITs are heavily concentrated in specific types of properties, such as office buildings, and are particularly susceptible to developments affecting these types of properties.

Investment companies. The Funds may invest in securities issued by registered and unregistered investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund's total assets in any one investment company and (3) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Exchange-traded funds. The Funds may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

Equity-linked securities. The Funds may invest to a limited extent in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. Equity-linked securities may be considered illiquid.

Fixed-income securities

The Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

Foreign government obligations; securities of supranational entities. The Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the Asian Development Bank.

Repurchase agreements. The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Funds' custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, a Fund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by a Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Funds may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

U.S. government securities. The Funds may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Zero coupon, pay-in-kind and step-up securities. The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Funds may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Funds also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Short selling

Although it has no current intention to do so, the Funds may engage in short selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Funds also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. If a Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

Borrowing money

Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Funds do not currently intend to borrow money for investment purposes (leverage).

Forward commitments

The Funds may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its NAV per share.

Lending portfolio securities

The Funds may, but do not currently intend to, lend securities from their portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by SPARX to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Funds will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

Derivatives

The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance. No assurance can be given that any of these instruments will be available to the Funds on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, SPARX will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Neither the Trust nor the Funds will be a commodity pool. In addition, as a registered investment company, the Trust has filed notice with the Commodity Futures Trading Commission (the "CFTC") and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither the Trust nor the Funds are subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures transactions-general. The Funds may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund's net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures by a Fund also is subject to the ability of SPARX to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific futures transactions. The Funds may purchase and sell currency, stock index and interest rate futures contracts. A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options-general. The Funds may purchase call and put options and may write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific options transactions. The Funds may purchase and sell call and put options in respect of currencies, specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Funds may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Fund of options will be subject to the ability of SPARX to predict correctly movements in the prices of individual stocks, the stock market generally or currencies. To the extent such predictions are incorrect, the Fund may incur losses.

Swaps. The Funds may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Foreign currency transactions. The Funds may, but are not obligated to, hedge their exposure to foreign currencies. The Funds also may seek to gain exposure to the foreign currency in an attempt to realize gains. A Fund's success in these transactions will depend principally on the ability of SPARX to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Future developments. The Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Simultaneous investments

Investment decisions for each Fund are made independently from each other Fund and from those for other clients advised by SPARX. If, however, such other Funds or clients desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund. The Funds, together with other clients advised by SPARX and SPARX affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

Under normal circumstances, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes: (1) for Japan Fund, in equity securities of Japanese companies; (2) for Smaller Companies Fund, in [equity] securities of smaller capitalization Japan companies (as defined in the Prospectus); and (3) for Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund, in equity securities of Asia Pacific companies, excluding Japan. The Trust has adopted a policy to provide Fund shareholders with at least 60 days' prior notice of any change with respect to the Fund's 80% policy.

Except as noted, each Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. A Fund's investment objective also cannot be changed without a shareholder vote. Investment restrictions numbered 10 through 13 are not fundamental policies and may be changed by the Board of Trustees of the Trust (the "Board") at any time. Each Fund may not:

1.	(Japan Fund and Japan Smaller Companies Fund only) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2.	(Japan Fund only) invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3.	(Japan Smaller Companies Fund, Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund only) purchase the securities of issuers in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase more than 25% of the value of the Fund's total assets are invested in the securities of issuers in any single industry;

4.	invest in commodities or commodities contracts, except that the Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives;

5.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities);

6.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities;

7.	lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements;

8.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

9.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase;

10.	invest in the securities of a company for the purpose of exercising management or control;

11.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

12.	pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions; or

13.	purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of a Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction No. 5, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. With respect to Investment Restriction No. 2, the percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as JASDAQ (Japan's primary over-the-counter market). With respect to Investment Restriction No. 3, the percentage of assets invested in an industry will be determined by reference to the 67 industries of the Global Industry Classification Standard, which was developed by Morgan Stanley Capital International and Standard & Poor's.

MANAGEMENT

The Trust's Board is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds.

The Trustees and executive officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age) Address[1]	Position(s) with the Trust (Since)	Principal Occupation(s) During Past 5 Years	Other Directorships Held[2]

Non-Interested Trustees:(3)

Jack R. Thompson (58)	Chairman of the Board (September 2003)	Private investor since April 2003. From May 1999 to April 2003, President and Trustee of all investment companies managed and/or distributed by Berger Financial Group LLC	The Russell Fund Complex (an investment company complex comprised of 40 funds)

Alice Kane (59)	Trustee (April 2005)	U.S. General Counsel, Zurich, N.A., since November 2005. From September 2004 to August 2005, Chair and Chief Executive Officer, Q-Cubed Advisors. From October 2002 to April 2004, Chair and Founder, Blaylock Asset Management, and investment banker, Blaylock Partners	Guess?, Inc. (clothing manufacturer); Corinthian Colleges, Inc. (post-secondary education)

Robert Straniere (66)	Trustee (April 2005)	Partner, Gotham Strategies (political consultants) and Gotham Global Group (public affairs)since 2005. Consultant, New York Department of Health since 2005. Partner, Kantor-Davidoff Law Firm since 2006. President, NYC Hot Dog Company since 2005. Owner, The Straniere Law Firm, since 1989. From 1995 to 2006, Counsel, Fischer and Fischer Law Firm. From 1981 to 2004, Member, New York State Assembly	Reich & Tang Fund Group (an investment company complex comprised of 23 funds); The RBB Fund, Inc. (an investment company comprised of 17 portfolios)

Interested Trustee:(4)

Takashi Tsuchiya (48)	Trustee (September 2004) and President (June 2005)	Managing Director of SPARX USA and Director of SPARX International Ltd. and SPARX Overseas Ltd. Prior to joining SPARX USA in February 2004, Vice President of J.P. Morgan Investment Management, Inc. since 1992 in both Tokyo and New York	None

1.	The address of each Trustee is 360 Madison Avenue, 24th Floor, New York, New York, 10017. Each Trustee serves an indefinite term, until a successor is elected and qualified.

2.	The Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.

3.	Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust ("Non-Interested Trustees").

4.	Mr. Tsuchiya is an "interested person" (as defined in the 1940 Act) of the Trust ("Interested Trustee") because of his position with SPARX USA.

Name (Age) Address[1]	Position(s) with the Trust (Since)[2]	Principal Occupation(s) During Past 5 Years

Other Officers:

____________ (__)	Secretary ([June] 2007)	[TO COME]

Hoi Fong (36)	Treasurer (January 2006)	Vice President and Assistant Treasurer of SPARX USA (employed by SPARX USA since 2004). From 2003 to 2004, Senior Accountant at Whippoorwill Associates. From 2000 to 2003, Senior Portfolio Administrator at Credit Suisse First Boston

Kevin T. Medina (36)	Chief Compliance Officer (January 2006)	Vice President and Chief Compliance Officer of SPARX USA (employed by SPARX USA since 2004). From 2002 to 2004, Senior Compliance Analyst for Allianz Dresdner Asset Management. From 1999 to 2002, Assistant Vice President, Zurich Scudder Investments, Inc.

1.	The address of each officer is SPARX Investment & Research, USA, Inc., 360 Madison Avenue, 24th Floor, New York, New York 10017.

2.	Each officer serves an indefinite term, until his successor is elected and qualified.

The Trust has standing audit and nominating committees, each comprised of the Non-Interested Trustees. The function of the audit committee is to (1) oversee the Trust's accounting and financial reporting processes and the audits of the Trust's financial statements, (2) assist in Board oversight of the quality and integrity of the Trust's financial statements and the Trust's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Trust's independent registered public accounting firm and the Board. The function of the nominating committee is to select and nominate all candidates who would be Non-Interested Trustees of the Trust for election to the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing valuation committee, comprised of Mr. Tsuchiya and any one Non-Interested Trustee. The primary function of the valuation committee is to assist in valuing the Fund's investments. The audit committee met twice and the valuation and nominating committees did not meet during the fiscal year ended October 31, 2006.

As of July 31, 2007, none of the Non-Interested Trustees or his or her immediate family members owned securities of SPARX or UMB Distribution Services LLC, the Trust's distributor ("UMB Distribution Services"), or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with SPARX or UMB Distribution Services.

Each Trustee who is not an employee or an affiliated person of SPARX is paid an annual fee of $[10,000], plus $[2,500] per meeting attended in person ($[1,250] per meeting attended by telephone), and is reimbursed for travel and other out-of-pocket expenses. The Trust does not compensate officers or Trustees who are employees or affiliated persons of SPARX. The aggregate amount of compensation paid to each Trustee for the fiscal year ended October 31, 2006 was:

Trustee	Aggregate Compensation from the Trust*
Alice Kane	$16,250
Robert Straniere	$21,250
Jack R. Thompson	$21,250
Takashi Tsuchiya**	N/A

*	From Japan Fund, as the other Funds were not operational in 2006. Retirement benefits are not offered as part of the compensation for Trustees.

**	Mr. Tsuchiya is an Interested Trustee.

The table below indicates the dollar range of each Trustee's ownership of shares of Japan Fund as of July 2, 2007. Since shares of the other Funds were not publicly offered prior to the date of this Prospectus, the Trustees did not own any shares of these Funds.

Trustee	SPARX Funds Trust
Alice Kane	$[0]
Robert Straniere	$[1 - $50,000]
Jack R. Thompson	$[50,001 - $100,000]
Takashi Tsuchiya	$[50,001 - $100,000]

As of July 2, 2007, the Trust's Trustees and officers, as a group, owned less than 1% of Japan Fund's Investor Shares outstanding and less than 1% of Japan Fund's Institutional Shares outstanding.

Investment Adviser, Sub-Investment Adviser and Advisory Agreements

SPARX Investment & Research, USA, Inc., 360 Madison Avenue, 24th Floor, New York, New York 10017, has entered into an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of the Funds. SPARX USA has entered into a sub-investment advisory agreement with SPARX Asset Management Co., Ltd. ("SPARX Japan") with respect to Japan Fund and Japan Smaller Companies Fund. SPARX USA has entered into a sub-investment advisory agreement with PMA Investment Advisors Limited ("PMA" and together with SPARX Japan, the "Sub-Advisers") with respect to Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund (together with the sub-investment advisory agreement for Japan Fund and Japan Smaller Companies Fund, the "Sub-Advisory Agreements").

SPARX USA, SPARX Japan, Gate City Ohsaki, East Tower 16F 1-11-2 Ohsaki, Shinagawa-ku Tokyo 141-0032, Japan, and PMA, 6th Floor, ICBC Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong, are ultimately controlled by SPARX Group Co., Ltd. and majority shareholder and Chairman, Mr. Shuhei Abe. SPARX USA, SPARX Japan and PMA are registered as investment advisers with the SEC and act as investment advisers to other clients.

Investment Adviser and Advisory Agreement. Pursuant to the Advisory Agreement, SPARX USA supervises investment of the Funds' assets. Under the terms of the Advisory Agreement, SPARX USA supplies the Funds with office space, personnel, investment research and statistical information and pays the Sub-Advisers' fees in connection with their duties in respect of the Funds. The Advisory Agreement is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund (a "Shareholder Majority Vote"), provided that in either event the continuance also is approved by a majority of the Non-Interested Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board or by a Shareholder Majority Vote, or, upon not less than 90 days' notice, by SPARX USA. The Advisory Agreement will terminate automatically, as to a Fund, in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SPARX USA or a Sub-Adviser, or of reckless disregard of its obligations thereunder (in the case of a Sub-Adviser, reckless disregard by the Sub-Adviser of its obligations and duties under its Sub-Advisory Agreement), SPARX USA and the Sub-Advisers shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Advisory Agreement provides that each Fund pays all of its expenses that are not specifically assumed by SPARX USA. Expenses payable by the Funds include, but are not limited to, brokerage commissions and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; extraordinary expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Trust; the fees and expenses of the custodian and transfer agent of the Trust; interest expenses and commitment fees on borrowings; clerical expenses of issue, redemption or repurchase of shares of the Funds; the expenses and fees for registering and qualifying securities for sale; the fees of Trustees of the Trust who are not employees or affiliated persons of SPARX or SPARX affiliates; travel expenses of all Trustees, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Investor shares of Japan Fund are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

As compensation for its services, the Trust has agreed to pay SPARX USA an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.00% of Japan Fund's average daily NAV and 1.25% of each other Fund's average daily NAV. For the fiscal years ended October 31, 2004, 2005 and 2006, the advisory fee payable by Japan Fund to SPARX USA amounted to $58,090, $200,548 and $1,361,070, respectively. In each of fiscal years 2004 and 2005, all amounts were waived by SPARX USA pursuant to an undertaking in effect resulting in no management fees being paid by the Trust for such periods. For the fiscal year ended October 31, 2006, SPARX USA waived investment advisory fees of $677,251, resulting in net fees retained of $683,819. Until at least February 29, 2008, SPARX USA has agreed to waive its advisory fees or otherwise bear the expenses of Japan Fund to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor shares' and Institutional shares' average daily net assets, respectively.

As compensation for its services, the Trust has agreed to pay SPARX USA an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.25% of the average daily NAV of each of Japan Smaller Companies Fund, Asia Pacific Opportunities Fund and Asia Pacific Equity Income Fund. For each of these Funds, until at least October 31, 2008, SPARX USA has agreed to waive its advisory fees or otherwise bear the expenses of the Fund to the extent the aggregate expenses of the Fund exceed 1.65% of the value of the Fund's average daily NAV. If a Fund's expenses fall below 1.65% of average daily net assets, within three years after SPARX USA has waived its fees or borne expenses, the Fund will reimburse SPARX USA up to the difference between 1.65% and its current actual expenses.

Sub-Advisers and Sub-Advisory Agreements. Subject to the supervision and approval of SPARX USA and the Board, each Sub-Adviser provides investment management of the relevant Fund's portfolio and conducts a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Sub-Advisory Agreement has an initial term of less than two years and then is subject to annual approval by (i) the Board or (ii) a Shareholder Majority Vote, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons (as defined in the 1940 Act) of the Trust or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, each Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board or by a Shareholder Majority Vote of the Fund's shareholders, or, upon not less than 90 days' notice, by the Sub-Adviser. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for services, SPARX USA has agreed to pay SPARX Japan a sub-investment advisory fee, accrued daily and payable monthly, at the annual rate of [0.60]% of each of Japan Fund's and SPARX Japan Smaller Companies Fund's average daily NAV. As compensation for services, SPARX USA has agreed to pay PMA a sub-investment advisory fee, accrued daily and payable monthly, at the annual rate of ____% of each of Asia Pacific Opportunities Fund's and Asia Pacific Equity Income Fund's average daily NAV. For the fiscal years ended October 31, 2005 and 2006, the sub-advisory fee payable by SPARX USA to SPARX Japan in respect of Japan Fund amounted to $_____________ and $__________, respectively (SPARX Japan became a sub-adviser to Japan Fund on ________, 2005). [For the fiscal years ended October 31, 2005 and 2006, SPARX Japan waived sub-investment advisory fees of $______ and $_______, respectively, resulting in net fees paid of $_________ and $_________, respectively.]

Portfolio Managers

Material Conflicts Related to Management of Similar Accounts. Portfolio managers at SPARX manage multiple accounts for a diverse client base, including institutional investors, banking and thrift institutions, pension and profit sharing plans, businesses, private investment partnerships and companies, and sophisticated, high net worth individuals. SPARX has a fiduciary obligation to recognize potential conflicts of interest and manage them carefully through appropriate policies, procedures and oversight. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as a Fund ("Similar Accounts"), SPARX has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below), which include internal review processes and oversight by independent third parties. In addition, the Funds, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of SPARX' "side-by-side management" of the Funds and Similar Accounts, including hedge funds (where SPARX receives performance-based fees). For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as SPARX may be perceived as causing accounts it manages to participate in an offering to increase SPARX' overall allocation of securities in that offering, or to increase SPARX' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SPARX may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the multiple Similar Accounts, in addition to the Funds, that they are managing on behalf of SPARX. Although SPARX does not track each individual portfolio manager's time dedicated to each account, SPARX periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds. In addition, SPARX could be viewed as having a conflict of interest to the extent that SPARX and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Funds.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Certain hedge funds managed by SPARX may also be permitted to sell securities short. When SPARX engages in short sales of securities of the type in which a Fund invests, SPARX could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, SPARX has procedures in place to address these conflicts. SPARX' trading policies and procedures attempt to follow established best practices and to address, where necessary, the challenges SPARX faces in managing specifically the Funds and the Similar Accounts.

Compensation for Portfolio Managers. SPARX' portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Funds. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles and separate accounts.

SPARX compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The compensation package for the Funds' portfolio managers consists of a salary and incentive bonus comprised of cash and equity in SPARX Group Co., Ltd., SPARX USA's and the Sub-Advisers' parent company. Various factors are considered in the determination of a portfolio manager's compensation. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce SPARX' investment philosophy such as leadership, teamwork and commitment.

In determining the incentive bonus, consideration is given to personal and overall firm performance. Consideration is given to the portfolio manager's quantitative performance as measured by his ability to make investment decisions that contribute to total returns, by comparison to a predetermined benchmark (for the Funds, as set forth in the Prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, as applicable), as well as performance relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. The executive management team of the SPARX group of companies ("SPARX Group") has discretion to determine the size of the portfolio manager's bonus. As a result, the percentage of compensation of salary and bonus will vary.

The Funds' portfolio managers also have the opportunity to participate in the SPARX equity program, which awards stock or stock options to those individuals who have been identified as key contributors as well as future leaders of SPARX. The awards generally vest over a three-to-five year period.

The chart below includes information regarding the members of the portfolio management teams responsible for managing the Funds. Specifically, it shows the number of portfolios (other than the Fund(s) managed by him) and assets managed by each portfolio manager, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund(s) managed by him. As noted in the chart, the portfolio managers managing the Funds may also individually be responsible for managing Similar Accounts.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#
Shuhei Abe	0	15 (1.87 billion)	3 (176 million)

Masakazu Takeda	0	4 (496 million)	8 (1.33 billion)

Koji Suzuki	0

Tom Naughton	0
David Fung
Tytus Michalski
Tom Pidgeon
Paul Parsons
Min Soo Kim
Tom Allen

*	Total assets in accounts as of June 30, 2007.
#	All 18 of the other pooled investment vehicles and other accounts managed by Mr. Abe have performance-based fees. The aggregate assets under management of those accounts is approximately $[2.04] billion. Mr. Takeda manages two pooled investment vehicles and three other accounts with respect to which the advisory fee is based on the performance of the account. The aggregate assets under management of those accounts is approximately $[586] million.

Ownership of Securities. As of July 2, 2007, none of the portfolio managers owned any shares of the Funds.

Administrator, Transfer Agent, Custodian and Distributor

The Trust has entered into an Administration and Fund Accounting Agreement (the "Administration Agreement") with UMB Fund Services, Inc. ("UMB Services"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, to provide certain administrative and fund accounting services to the Funds. UMB Services receives a monthly fee from each Fund at the annual rate of 0.10% of the first $250 million of the Fund's average daily net assets, decreasing as assets reach certain levels, plus out-of-pocket expenses. For the fiscal years ended October 31, 2004, 2005 and 2006, Japan Fund paid UMB Services $33,814, $38,899 and $139,406, respectively, pursuant to the Administration Agreement.

UMB Services' services for each Fund include, but are not limited to, the following: calculating daily NAVs for the Fund; overseeing the Fund's custodian; assisting in preparing and filing all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing the Fund's fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports; monitoring the Fund's expenses and status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); and generally assisting the Fund's administrative operations.

UMB Services, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required by it under the Administration Agreement. Under the Administration Agreement, UMB Services is not liable for any loss suffered by a Fund or its shareholders in connection with the performance of the Administration Agreement, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of UMB Services in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that UMB Services may provide similar services to others, including other investment companies.

UMB Services is also the Trust's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, UMB Services arranges for the maintenance of shareholder account records for the Funds, the handling of certain communications between shareholders and the Trust and the payment of dividends and distributions payable by the Trust. For these services, UMB Services receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month and is reimbursed for certain out-of-pocket expenses.

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, an affiliate of UMB Services, acts as the Trust's custodian. As the Trust's custodian, UMB Bank, n.a., among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, an affiliate of UMB Services, serves as the distributor of the Funds' shares and conducts a continuous offering. As the distributor, it acts as exclusive agent for each Fund in selling its shares to the public. UMB Distribution Services is not obligated to sell any certain number of shares of a Fund.

Code of Ethics

The Trust, SPARX USA, SPARX Japan and PMA have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the Funds.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board has delegated authority for making voting decisions with respect to Fund portfolio securities to the Funds' Sub-Advisers. Each Sub-Adviser has adopted a proxy voting policy (the "Policy") that provides as follows:

•	The Sub-Adviser generally votes proxies in a manner consistent with decisions of the Investment Committee of SPARX Group (the "Committee"), which makes voting decisions pursuant to its Equity Voting Guidelines (the "SPARX Japan Guidelines"), unless as otherwise permitted by the Policy (such as when specific interests and issues require that a client's vote be cast differently from the Committee's decision in order to act in the best economic interests of clients).

•	Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines. Where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Sub-Adviser will disclose the conflict and the determination of the manner in which to vote to the Board.

•	The Sub-Adviser may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans and anti-takeover proposals. For example, the Committee's decisions generally will:

•	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

•	support option plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership and more closely align employee interests with those of shareholders; and

•	vote for mergers, acquisitions and sales of business operations, unless the impact on earnings or voting rights for one class or group of shareholders is disproportionate to the relative contributions of the group or the company's structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

The Trust's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined by UMB Services on each day the Fund is open for business. These are generally the same days the New York Stock Exchange ("NYSE") is open for business. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share for each class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding. Since the Funds invest in Japanese and Asian securities, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The value of each Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Funds use those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations. Trading in securities on Japan and other Asian exchanges and over-the-counter markets ordinarily is completed well before the Funds' NAVs are calculated. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Funds' NAV), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Board. In fair valuing a portfolio security, relevant factors that may be considered include (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Funds' NAV will reflect the affected portfolio securities' value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other investment companies to calculate their NAVs.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services, which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in accordance with procedures established by the Board.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of SPARX USA and the Board, the Sub-Advisers are primarily responsible for the investment decisions and the placing of portfolio transactions for the Funds. In arranging for the Funds' securities transactions, the Sub-Advisers are primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Sub-Advisers consider all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Sub-Adviser's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Sub-Adviser's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchase and sale orders for securities held by the Funds may be combined with those for other clients of SPARX in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. The Sub-Advisers generally allocate available investment opportunities equitably over time among the Funds and other clients of SPARX or SPARX affiliates, although there can be no assurance that a particular investment opportunity that comes to SPARX' attention will be allocated to any particular group of clients or client.

Research and statistical information

Consistent with the requirements of best execution, brokerage commissions on the Funds' transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Sub-Advisers may in their discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where a Sub-Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Sub-Advisers receive a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations for valuation purposes.

Any research received in respect of a Fund's brokerage commissions may be useful to the Fund, but also may be useful in the management of the other Funds and the account of other clients of SPARX. Similarly, the research received for the commissions of such other clients and Funds may be useful for a Fund.

Disclosure of portfolio holdings

It is the policy of the Funds to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Funds will publicly disclose their ten largest holdings and sector weights as reported on a month-end basis and quarterly portfolio commentary discussing certain Fund holdings during that quarter, on their website at the following Internet address: www.sparxfunds.com under "Fact Sheets," "Top Holdings & Sector Allocation" and "Manager Commentary," approximately 10 days after such month end or quarter end, as applicable. In addition, the Funds will publicly disclose their full portfolio holdings on a month-end basis approximately 90 days after such month end at www.sparxfunds.com under "Top Holdings & Sector Allocation." The information will remain accessible at least until the Funds file a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. For month-ends at fiscal quarter-ends, portfolio holdings are disclosed within 60 days of month-end (for the first and third fiscal quarters) in the Trust's' filings on Form N-Q and within 70 days of month-end (for the second and fourth fiscal quarters) in the Trust's filings on Form N-CSR.

If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and none of the Funds or SPARX or SPARX affiliates may receive any compensation in connection with an arrangement to make available information about the Funds' portfolio holdings.

The Funds may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include Bloomberg L.P., Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., Thompson Financial, Lipper, a Reuters company, Vickers, Morningstar, Inc. and the Funds' investment adviser, sub-investment adviser, custodian, auditors, administrator, and each of their respective affiliates and advisors. Disclosure of the Funds' portfolio holdings may be authorized only by the Trust's Chief Compliance Officer, and any exceptions to this policy are reported to the Board.

HOW TO BUY AND HOW TO SELL SHARES

By investing in a Fund other than through a financial adviser, broker-dealer or other financial intermediary ("Financial Intermediaries"), a shareholder appoints the Fund's transfer agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Purchases in kind

Shares of a Fund may be purchased in exchange for securities that are permissible investments for the Fund, subject to SPARX' determination that the securities and the terms of the transaction are acceptable. Securities accepted in exchange for Fund shares will be valued in accordance with the Trust's valuation procedures. In addition, securities accepted in exchange for Fund shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by fair valuation procedures).

Redemption fee

Each Fund will impose a redemption fee equal to 2.00% of the NAV of shares acquired by purchase or exchange and redeemed or exchanged within 60 days after such shares were acquired. This fee will be calculated based on the shares' NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the holding period, a Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged in connection with certain retirement plans, as approved by the Trust or its agent. The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption commitment

The Trust has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of a Fund in cases of emergency or at any time that SPARX believes a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
(Japan Fund's Investor shares only)

The Trust has adopted a Shareholder Servicing and Distribution Plan for Japan Fund's Investor shares (the "Plan"), in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays a fee calculated at an annual rate of 0.25% of the average daily net assets of the Investor shares of the Fund that may be used to compensate Financial Intermediaries for providing Services (as defined below) to the Fund. Services include (1) ongoing servicing and/or maintenance of the accounts of holders of Investor shares of the Fund, as set forth in the Plan ("Shareholder Services") and (2) services that are primarily attributable to the sale of the Investor shares, as set forth in the Plan ("Selling Services," and together with Shareholder Services, "Services").

Shareholder Services may include, without limitation, responding to inquiries from holders of Investor shares. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Investor shares of prospectuses and SAIs describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to Investor shares; (c) providing telephone services relating to the Fund; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

Financial Intermediaries also may receive compensation from SPARX or SPARX affiliates. In addition, to the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activities outside of the Plan and such payments and activities are not subject to its limitations.

For the fiscal years ended October 31, 2004, 2005 and 2006, Japan Fund paid UMB Distribution Services $2,516, $12,040 and $43,055, respectively, with respect to its Investor shares, pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains, if any, on each Fund other than Asia Pacific Equity Income Fund generally will be declared and paid at least annually. Asia Pacific Equity Income Fund intends to make dividend distributions semi-annually and capital gains distributions annually. In some years capital gains distributions may be made more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends for each class of Japan Fund will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one class and not by the other, such as fees payable under the Plan. Investor shares will typically receive lower per share dividends than Institutional shares because of the higher expenses borne by Investor shares.

TAXATION

Management intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Code, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders. To qualify as a regulated investment company, a Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. Among other requirements, at least 50% of the Fund's total assets must be in (i) cash and cash equivalents, government securities and securities of other regulated investment companies, and (ii) other securities where the Fund is limited to 5% in each issuer, and not more than 25% of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. If a Fund did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate NAV of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by a Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by Japanese corporations and certain other Asian corporations, as well as U.S. corporations, on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

A dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not expected that a Fund will be eligible to "pass through" to its investors any such foreign taxes, and accordingly, it is not expected that you will be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Fund beginning after December 31, 2004, but not beginning after December 31, 2007, your interest-related dividends and short-term capital gain dividends from the Fund generally will not be subject to such U.S. withholding tax if the Fund receives prescribed certifications from you as to your non-U.S. status.

Certain of the Funds' investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of a Fund, affect the holding period of assets held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Funds. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income. Dividends from a Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund; (2) treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources; and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that each Fund will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (1) the foreign taxes paid, and (2) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities or to discuss state and local tax matters affecting the Funds.

INFORMATION ABOUT THE TRUST AND THE FUNDS

The Trust is a Massachusetts business trust organized on July 24, 1995; since that time until October 31, 2003, the Trust did not engage in any activities. Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Trust Agreement provides for indemnification from the each Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trust intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a Fund.

Generally, all shares have equal voting rights and will be voted in the aggregate, and, for Japan Fund, not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Trust or a Fund, the vote of the lesser of (1) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Trust or Fund, as the case may be, are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or Fund, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Trust. Each share of the applicable class of Japan Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. In the event of the liquidation of Japan Fund, shares of each class of the Fund are entitled to receive the assets attributable to such class of the Fund that are available for distribution based upon the relative net assets of the applicable class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

The Trust is a "series fund," which is a mutual fund that may be divided into separate investment portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Fund is not deemed to be a shareholder of any other Fund. For certain matters shareholders vote together as a group; as to others they vote separately by Fund.

To date, the Board has authorized the creation of four series. All consideration received by the Trust for shares of a Fund, and all assets in which such consideration is invested, will belong to the Fund (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a Fund would be treated separately from those of another fund subsequently created. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

The Funds will send annual and semi-annual financial statements to shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of the shares of the Trust offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

___________________, _________________, is the independent registered public accounting firm for the Trust.

ADDITIONAL INFORMATION

The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

As of the date of this Prospectus, shares of the Funds other than Japan Fund had not previously been publicly offered and are owned only by SPARX. As of July 2, 2007, no person owned of record or was known by the Fund to own beneficially 5% or more of a class of Japan Fund's outstanding shares except the following:

Name and Address	Percentage of Total Investor Shares Outstanding
[Charles Schwab & Co. Inc. - Special Custody*
A/C FBO Customers
101 Montgomery Street
San Francisco, CA 94104	62.66%

National Financial Services*
One World Financial Center
200 Liberty Street
New York, NY 10281	13.54%

National Investor Services*
FBO Customers
55 Water Street, 32nd Floor
New York, NY 10041	6.56%

Name and Address	Percentage of Total Institutional Shares Outstanding
Charles Schwab & Co. Inc. - Special Custody* A/C FBO Customers
101 Montgomery Street
San Francisco, CA 94104	46.32%

SEI Private Trust Co.*
c/o Suntrust Bank
One Freedom Valley Drive
Oaks, PA 19456	16.84%

National Investor Services*
FBO Customers
55 Water Street, 32nd Floor
New York, NY 10041	8.14%

National Investor Services*
FBO Customers
55 Water Street, 32nd Floor
New York, NY 10041	6.81%]

*	The Fund believes that this entity is not the beneficial owner of shares held of record by it.

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

PART C—OTHER INFORMATION

Item 23. Exhibits.

a1.	Amended and Restated Declaration of Trust(1)

a2.	Amendment to the Agreement and Declaration of Trust*

b	By-Laws(3)

c.	Not applicable

d1.	Investment Advisory Agreement*

d2.	Sub-Investment Advisory Agreement with SPARX Asset Management Co., Ltd.*

d3.	Sub-Investment Advisory Agreement with PMA Investment Advisors Limited**

e.	Underwriting Agreement*

f.	Not applicable

g1.	Custodian Services Agreement*

g2.	Foreign Custody Agreement*

h1.	Administration and Accounting Services Agreement*

h2.	Transfer Agency Services Agreement*

h3.	State Filing Services Agreement*

i.	Opinion and Consent of Counsel(2)

j.	Consent of Independent Registered Public Accounting Firm**

k.	Not applicable

l.	Not applicable

m.	Not applicable

n.	18f-3 Plan*

p1.	Code of Ethics of Registrant*

p2.	Code of Ethics of Investment Adviser and Sub-Investment Advisers**

Other Exhibits:

           Power of Attorney of Trustees and Officers(4)

*	Filed herewith.

**	To be filed by amendment.

(1)	Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 333-108229 and 811-21419) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 26, 2003.

(2)	Incorporated by reference from Pre-Effective Amendment No. 2 to the Registration Statement filed with the SEC on October 31, 2003.

(3)	Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement filed with the SEC on February 28, 2006.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      Not applicable.

Item 25. Indemnification.

           Reference is made to Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust filed as Exhibit (a) hereto. The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as Exhibit (b) hereto and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to, trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is also made to the Distribution Agreement filed as Exhibit (e) hereto.

Item 26. Business and Other Connections of Investment Advisers.

          The description of SPARX Investment & Research, USA, Inc. ("SIR"), SAM and PMA, the Registrant's investment adviser and sub-investment advisers, under the Captions "Management-Investment adviser and sub-investment adviser" in the Prospectus and "Management-Investment Adviser, Sub-Investment Adviser and Advisory Agreements" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein. Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of SIR, SAM and PMA, together with information as to any other businesses, profession, vocation or employment of a substantial nature engaged in by SIR, SAM and PMA or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended, by SIR(File No. 801-61554), SAM (File No. 801-64450) and PMA (File No. 801-66037).

Item 27. Principal Underwriters.

(a)	Professional Funds Distributor, LLC currently serves as the distributor of the shares of __________________________________.

(b)	The principal business address of Professional Funds Distributor, LLC, the Registrant's distributor, is 766 Moore Road, King of Prussia, Pennsylvania 19406. To the best of the Registrant's knowledge, the following are the members and officers of Professional Funds Distributor, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
None
None
None

(c)	None.

Item 28. Location of Accounts and Records.

PFPC Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, Pennsylvania 19406

UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

SPARX Investment & Research, USA, Inc. 360 Madison Avenue, New York, New York 10017

SPARX Asset Management Co., Ltd. Gate City Ohsaki, East Tower 16F 1-11-2 Ohsaki, Shinagawa-ku Tokyo 141-0032, Japan

and

PMA Investment Advisors Limited 6th Floor ICBC Tower Citibank Plaza 3 Garden Road Central, Hong Kong

Item 29. Management Services.

      Not applicable.

Item 30. Undertakings.

      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of July, 2007.

SPARX FUNDS TRUST By: /s/ Takashi Tsuchiya Name: Takashi Tsuchiya Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Takashi Tsuchiya Takashi Tsuchiya	President and Trustee (Principal Executive Officer)	July 25, 2007

/s/ Hoi Fong Hoi Fong	Treasurer (Principal Financial and Accounting Officer)	July 25, 2007

/s/ Jack R. Thompson* /s/ Jack R. Thompson*	Trustee	July 25, 2007

/s/ Alice T. Kane* Alice T. Kane*	Trustee	July 25, 2007

/s/ Robert Straniere* Robert Straniere	Trustee	July 25, 2007

* By: /s/ Takashi Tsuchiya
          Takashi Tsuchiya, Attorney-in-Fact

Exhibit Index

a2.	Amendment to the Agreement and Declaration of Trust

d1.	Investment Advisory Agreement

d2.	Sub-Investment Advisory Agreement with SPARX Asset Management Co., Ltd.

d3.	Sub-Investment Advisory Agreement with PMA Investment Advisors Limited

e.	Underwriting Agreement

g1.	Custodian Services Agreement

g2.	Foreign Custody Agreement

h1.	Administration and Accounting Services Agreement

h2.	Transfer Agency Services Agreement

h3.	State Filing Services Agreement

j.	Consent of Independent Registered Public Accounting Firm

n.	18f-3 Plan

p1.	Code of Ethics of Registrant

p2.	Code of Ethics of Investment Adviser and Sub-Investment Advisers